                                                                    EXHIBIT 10.2

                          SECURITIES PURCHASE AGREEMENT

         THIS SECURITIES PURCHASE AGREEMENT is made as of the 16th day of April, 2004, by and between Markland Technologies, Inc. (the "COMPANY"), a Florida corporation, and each of the persons whose names are set forth on the Schedule of Purchasers attached hereto as EXHIBIT A (the "PURCHASERS" and each individually as a "PURCHASER").

         WHEREAS, each Purchaser wishes to purchase from the Company, and the Company wishes to sell to each Purchaser, certain shares (the "SHARES") of the Company's common stock, par value $0.0001 per share ("COMMON STOCK") and certain Warrants to purchase shares of Common Stock for $2.00 per share in substantially the form of EXHIBIT B hereto (the "WARRANTS" and collectively with the Shares, the "SECURITIES");

         NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, the parties agree as follows:

SECTION 1  SALE OF SECURITIES.

         1.1 AUTHORIZATION OF SALE OF THE SECURITIES. Subject to the terms and conditions of this Agreement, the Company has authorized the sale and issuance to the Purchasers of the number of Securites set forth next to each Purchaser's name on EXHIBIT A hereof.

         1.2 AGREEMENT TO SELL AND PURCHASE THE SECURITIES. At the Closing (as defined below), the Company will issue and sell the Securities to each Purchaser, severally and not jointly, and each Purchaser will buy the Securities from the Company set forth opposite such Purchaser's name on EXHIBIT A, upon the terms and conditions hereinafter set forth, at the purchase price set forth on EXHIBIT A.

         1.3 SEVERAL AND NOT JOINT OBLIGATIONS. The representations, warranties, covenants, agreements and obligations of the Purchasers under this Agreement are several and not joint.

         1.4 TIME OF THE ESSENCE. Time is of the essence in this Agreement. If no Closing (as hereinafter defined) has take place by April 16, 2004, the Company may unilaterally and in its sole discretion terminate this Agreement as to any or all Purchasers, in which case no terminated party shall have any liability to or claim against the Company under or in connection with this Agreement or the transactions contemplated by this Agreement.

         1.5 CLOSING. Subject to and in reliance upon all of the representations, warranties, covenants, terms and conditions of this Agreement, the closing shall take place at the offices of Foley Hoag, LLP, 155 Seaport Boulevard, Boston, Massachusetts, 02210 at 10:00 a.m., local time, on April 16, 2004, or at such other location, date and time as many be agreed upon between the applicable Purchasers and Company (such closing being called the "CLOSING").

SECTION 2  REGISTRATION

         2.1 REGISTRATION. Subject to the terms and conditions of this Agreement, the Company will include the Shares in the securities to be covered by the registration statement proposed to be filed by the Company as soon as practicable after the Closing. EXHBIT C is the Registration Rights Agreement, dated April 2, 2004, by and between the Company and the Investors named therein (the "REGISTRATION RIGHTS AGREEMENT"). The Company and the Purchaser hereby agree to register the Common Stock and the Common Stock issuable upon exercise of the Warrant (the "WARRANT SHARES") on the same terms and conditions as the Registration Rights Agreement and that the Company and the Purchaser shall have the same rights, duties, and obligations as if Purchaser was a party to the Registration Rights Agreement, including without limitation, the obligations to file a registration statement within specified time frames and to pay penalties if the registration statement is not filed or the registration statement is not declared effective within the times frames specified in the Registration Rights Agreement; PROVIDED THAT (i) the Purchasers shall not be considered "Initial Investors" for purposes of Section 2 of the Registration Rights Agreement so that the Company shall not have to seek the consent of the Purchaser to include additional securities in the registration statement contemplated hereby, and
(ii) the Purchasers shall not have a right to prevent the Company from granting further registration rights. The Company and the Purchaser intend for this Securities Purchase Agreement to comply with the provisions of the Limited Consent of Buyers to Certain New Transactions which is Annex VII to the Securities Purchase Agreement, dated April 2, 2004, by and among the Company and the Investors named therein (the "LIMITED CONSENT"), and to the extent any terms of this Section 2.1 or Section 3.5, or any other part of this Agreement conflicts with such Limited Consent then the Limited Consent will control.

SECTION 3 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

         The Company hereby represents and warrants to, and covenants with, the Purchasers as follows:

         3.1 ORGANIZATION AND QUALIFICATION. The Company is a corporation, validly existing and in good standing under the laws of the State of Florida; and the Company is duly qualified to do business as a foreign corporation and is in good standing in each other jurisdiction in which qualification is required, except where the failure to be so qualified will not have a material adverse effect.

         3.2 ISSUANCE, SALE AND DELIVERY OF THE SHARES. The Securities being purchased hereunder have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances other than liens or encumbrances created or imposed upon the Purchasers.

         3.3 DUE EXECUTION, DELIVERY AND PERFORMANCE OF THE AGREEMENTS. The Company has full corporate power and authority to enter into this Agreement, to issue and sell the Securities, and perform the transactions contemplated by this Agreement. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions therein contemplated will not violate any provision of the Certificate of Incorporation or by-laws of the Company.

         3.4 SEC FILINGS. Each report, schedule, registration statement and definitive proxy statement filed by the Company with the Securities and Exchange Commission (the "COMMISSION") under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), since December 31, 2003 is available on EDGAR (as such documents have since the time of their filing been amended, the "INFORMATION DOCUMENTS"), which are all the documents (other than preliminary material) that the Company was required to file with the Commission since such date. Except for a filing on Form 8KA which was filed late, as of their respective dates, the Information Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder applicable to the Information Documents, and none of the Information Documents contained at the time they were filed, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         3.5 CERTAIN NEW TRANSACTIONS. For purposes of this Agreement, "New Transaction" means the offer or sale of new common stock in a capital raising or other financing transaction by or on behalf of the Company to a new investor in a transaction offered or consummated after the date hereof; PROVIDED, HOWEVER, that it is specifically understood that the term "New Transaction" does not include (i) the sale of the Securities to the Purchaser and other Purchasers,
(ii) the issuance of Common Stock upon the exercise or conversion of options, warrants, or convertible securities outstanding at the date hereof or in connection with a put exercised by the Company pursuant to the terms of an equity line agreement in effect on the date hereof, (iii) the issuance of options or warrants hereafter granted to employees or consultants for compensatory purposes or the issuance of Common Stock upon the exercise of such options or warrants, (iv) the issuance of Common Stock or securities exercisable for or convertible into Common Stock in connection with a merger, acquisition or other business combination or a strategic partnering or joint venture transaction or the exercise or conversion of such securities, (v) the issuance of Common Stock or securities exercisable for or convertible into Common Stock in connection with the settlement of claims which are the subject of law suits, arbitrations and similar proceedings or the conversion or exercise of such securities, and (vi) the issuance of warrants to equipment lessors in connection with capital lease transactions or the exercise of such warrants. If within 180 days of the effective date of that certain registration statement covering the Securities, the Company consummates a New Transaction in which it sells or is deemed to sell Common Stock or securities exercisable for or convertible into Common Stock at a lower price than the Shares, or issues warrants with an exercise price lower than the Warrants, then the Company shall issue additional shares of Common Stock so that the effective price per share for the Shares equals the price of the new shares and if the Company issues warrants, the exercise price of the Warrants will be lowered to the price of the new warrants.

         3.6 COMPLIANCE WITH REPRESENTATIONS AND WARRANTIES. The Company represents that each representation and warranty made by the Company in Section 3 of the Securities Purchase Agreement, dated April 2, 2004, by an between the Company and the Investors named therein, as qualified by the Annex V Disclosure Schedule delivered therewith, was true and correct in all material respects as of the date thereof.

         3.7 PUBLICITY. Soon after the Close, the Company will prepare a press release relating to this transaction and those transactions detailed in the memorandum containing confidential company disclosures delivered to the Purchasers on the date hereof (the "MEMORANDUM OF DISCLOSURES"), and/or file a Form 8-K with the Securities and Exchange Commission disclosing this transaction.

SECTION 4 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS

         4.1 EXPERIENCE; ACCREDITED INVESTOR STATUS. Each Purchaser, individually and not jointly, represents and warrants to, and covenants with, the Company that: (i) he is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, (ii) he is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities representing an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company, and has requested, received, reviewed and understood all information he deems relevant in making an informed decision to purchase the Shares; (iii) he acknowledges that the offering of the Shares pursuant to this Agreement has not been reviewed by the Securities and Exchange Commission or any state regulatory authority; (iv) it is acquiring the Securities set forth next to his name on EXHIBIT A hereto, for his own account for investment only and with no intention of effecting a distribution any of such Securities or any arrangement or understanding with any other persons regarding the distribution of such Securities; (v) he will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except in compliance with the Securities Act, rules and regulations promulgated under the Securities Act and any applicable state securities or blue sky laws; (vi) he has, in connection with his decision to purchase Securities, not relied upon any representations or other information (whether oral or written) other than as set forth in the representations and warranties of the Company contained herein and the Memorandum of Disclosure; (vii) he has had an opportunity to discuss this investment with representatives of the Company and ask questions of them and such questions have been answered to his full satisfaction.

         4.2 ACKNOWLEDGEMENT OF RISK. Each Purchaser, individually and not jointly, recognizes that an investment in the Securities is speculative and involves a high degree of risk, including a risk of total loss of the Purchaser's investment. Each Purchaser, individually and not jointly, acknowledges that they have been afforded an opportunity to ask questions and to review any documents that might be necessary to evaluate the degree of risk involved in the transactions contemplated by this Agreement, including the documents related to the private placement of Common Stock and warrants completed on April 2, 2004 in which the Company sold 3,333,333 shares of Common Stock for $.60 per share and issued a like number of warrants to purchase Common Stock at $1.25 per share.

         4.3 ACKNOWLEDGEMENT OF COMPANY'S RELIANCE. Each Purchaser, individually and not jointly, represents and warrants that all of the information provided to the Company or its agents or representatives concerning such Purchaser's suitability to invest in the Company and the representations and warranties contained herein, are complete, true, and correct as of the date hereof, and understands that the Company is relying on the statements contained herein to establish an exemption from registration under U.S. federal and state securities laws. Each Purchaser, individually and not jointly, represents and warrants that the address set forth in the signature page hereto is such Purchaser's true and correct domicile.

         SECTION 5 EXPENSES. The provisions of Section 5.1 and 5.2 notwithstanding, each party hereto will pay its own expenses in connection with the transactions contemplated hereby, whether or not such transactions shall be consummated.

         5.1 LEGAL FEES. Upon consummation of the transaction, and after the Close, and on the release of the Escrow Items (as that term is defined in the Escrow Agreement, dated April 16, 2004 by and among the Company, the Purchaser, and the Escrow Agent), the Company shall instruct the Escrow Agent to release the fees due to McLaughlin & Stern LLP, the sum of which will not exceed an amount equal to $10,000.

         5.2 COMMISSIONS. Upon consummation of the transaction, and after the Close, and on the release of the Escrow Items (as that term is defined in the Escrow Agreement, dated April 16, 2004 by and among the Company, the Purchaser, and the Escrow Agent), the Company and the Purchaser shall instruct the Escrow Agent to release the fees due to any broker or finder, the sum of which will not exceed an amount equal to ten percent (10%) of the purchase price paid by the Purchaser and 50,000 Warrants.

         SECTION 6 NOTICES. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand, sent via overnight courier, sent by facsimile, or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

                  if to the Company, to:

                           Markland Technologies, Inc.
                           #207 54 Danbury Road
                           Ridgefield, CT  06877
                           Attn:  Kenneth Ducey, Jr.
                           Facsimile: (203)286-1608

                  with a copy to:

                           Foley Hoag LLP
                           155 Seaport Boulevard
                           Boston, MA  022110
                           Attn:  David A. Broadwin, Esq.
                           Facsimile: (617) 832-7000

or to such other person at such other place as the Company shall designate to the Purchasers in writing; and if to the Purchasers, at the address as set forth on EXHIBIT A, or at such other address or addresses as may have been furnished to the Company in writing pursuant to this SECTION 6.

         SECTION 7 SEVERABILITY. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         SECTION 8 GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the County of New York or the state courts of the State of New York sitting in the County of New York in connection with any dispute arising under this Agreement or any of the other Transaction Agreements and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON CONVENIENS, to the bringing of any such proceeding in such jurisdictions. To the extent determined by such court, the Company shall reimburse the Buyer for any reasonable legal fees and disbursements incurred by the Buyer in enforcement of or protection of any of its rights under any of the Transaction Agreements.

         SECTION 9 ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and supersedes and is in full substitution for any and all prior oral or written agreements and understandings between them related to such subject matter, and neither party hereto shall be liable or bound to the other party hereto in any manner with respect to such subject matter by any representations, indemnities, covenants or agreements except as specifically set forth herein.